Exhibit 99.1 Hornbeck Offshore Services A Premier Integrated Offshore Services Company

Combination with Helix Creates an Integrated Offshore Services Leader in Deepwater

- Merger completed September 1, 2026

HOS


CSOV

Fleet of High-Specification Deepwater Vessels

- 57 OSVs, including 22 ultra high-spec
- 15 MPSVs, including two newbuilds to be completed in 2027 & 2028
- 57 U.S. Jones Act-qualified vessels
- United States and Latin America

PRO FORMA COMBINED COMPANY

HOS | HORNBECK OFFSHORE

Hornbeck Offshore Services, Inc.

NYSE: HOS

~327 million fully diluted shares outstanding[1]

A recognized leader in offshore marine solutions

Helix ENERGY SOLUTIONS



Well Intervention, Robotics and Technical Services

- Seven well intervention vessels
- Five chartered vessels
- 41 work-class ROVs[2] and six subsea trenching systems
- United States, North Sea, Brazil, West Africa and Asia Pacific

85	$2.0bn	$551mm	~$3.4bn	0.4x
Vessels in the combined fleet[3]	Total backlog as of 2Q2026	LTM Adj. EBITDA[4]	Market Capitalization[5]	Net Debt[6] / LTM Adj. EBITDA[4]

Combination creates a premier integrated offshore services company providing innovative marine and subsea solutions to customers across the deepwater oilfield, defense and renewables industries

Source: Company Filings

1. Fully diluted shares outstanding, including Jones Act Warrants, as of 8/31/2026.
2. Includes two-work class ROVs expected in service 3Q2026.
3. Vessel count includes two newbuild MPSVs expected in 2027 and 2028, as well as the *HP1* production facility; excludes four non-owned managed OSVs.
4. Reflects the sum of Hornbeck's and Helix's 2Q2026 LTM Adjusted EBITDA as of June 30, 2026. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliations.
5. Market capitalization calculated using pro forma fully diluted shares outstanding of ~327mm as of 8/31/2026 and Helix closing price per share of $10.30 as of 8/31/2026.
6. As of June 30, 2026, pro forma net leverage displayed includes impact of transaction-related fees and expenses; Net Debt is a non-GAAP financial measure, see Appendix for reconciliations.

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore

2

Post-Merger Executive Leadership

- Deepwater leadership spanning marine transportation, subsea services and well intervention



Todd M. Hornbeck
President, Chief Executive Officer & Director
34+ years of industry experience



Scotty Sparks
EVP & Chief Operating Officer, Subsea Services and Well Intervention
36+ years of industry experience



Carl Annessa
EVP - Defense / Emerging Technologies
47+ years of industry experience



Ben Todd
EVP & Chief Operating Officer, Marine Transportation and Specialty
25+ years of industry experience



Potter Adams
EVP & Chief Financial Officer
20+ years of industry experience



Daniel Stuart
EVP & Chief Commercial Officer
15+ years of industry experience



Sam Giberga
EVP, General Counsel & Secretary
22+ years of industry experience



Michael Nicaud
SVP & Associate General Counsel, Chief Compliance Officer
20+ years of industry experience



Brian Cook
EVP & Chief Accounting Officer
20+ years of industry experience



Priscilla Heistad
EVP & Chief Human Resources Officer
14+ years of industry experience

GOVERNANCE & OWNERSHIP

7
BOARD MEMBERS

4
Designated by Hornbeck (three independent)

3
Designated by Helix (all independent)

55% / 45%
Hornbeck / Helix Ownership at Close[1]

~25 YEARS
Average Executive Industry Experience

HOS HornbeckOffshore.com
© 2026 Hornbeck Offshore

1. Ownership based on fully diluted shares outstanding, including Jones Act Warrants, as of 8/31/2026.

3

Global Operating Footprint and Asset Base Complementary positions in core cabotage -protected markets and technical capabilities create enhanced opportunities for asset ▪ optimization, customer expansion and integrated service delivery (1) Geographic Footprint Revenue by Region Other, Mexico, 7% 3% North Sea, 17% $1.9 U.S., 49% Billion Hornbeck Brazil, Helix 24% Differentiated Asset Base 85 57 13 7 48 5 58 2 2 Vessels in the Offshore Supply Multi-Purpose Well Intervention Robotics and Chartered ROV U.S. Jones U.S. Jones Act Robotics assets (2) combined fleet Vessels Support Vessels Vessels trenching assets Vessels Act-qualified Newbuild MPSVs expected to enter (OSVs) (MPSVs) (Two Chartered) vessels arriving 2027-2028 service 3Q2026 1. Combined Hornbeck and Helix 2Q2026 LTM revenue by region. HornbeckOffshore.com | © 2026 Hornbeck Offshore 2. Vessel count includes two newbuild MPSVs expected in 2027 and 2028, as well as the HP1 production facility; excludes four non-owned managed OSVs. 4

Strategic Vision Hornbeck delivers innovative and integrated marine solutions for deepwater through a diversified fleet of specialty vessels, subsea ▪ robotics, well interventio n, marine and technical service capabilities Leverage Proprietary Technologies and Engineering Integrate Industry-Leading Assets with Best-in-Class Expanded Global Presence with Diversified Customer, Capabilities to Accelerate Growth Across Diversified Service Capabilities Industry, and Geographic Exposure End Markets Combining complementary vessels, robotics, well Hornbeck’s team of industry professionals and in-house The combined company will have strong and enhanced intervention and technical service capabilities creates a engineers are developing bespoke assets and holistic exposure to key deepwater markets across oilfield, defense, differentiated platform to meet customers’ deepwater needs service capabilities that are uniquely able to deliver and renewables industries. Market potential for our high- customer solutions across a range of specialty end-markets, quality asset base will increase including oilfield, defense and renewables Diversified assets, technical expertise and integrated service offerings support sustainable growth across oilfield, defense and renewables markets HornbeckOffshore.com | © 2026 Hornbeck Offshore 5

The Hornbeck Value Proposition

- Increased scale, diversified end-market exposure, strong free cash flow generation and a conservatively capitalized balance sheet position Hornbeck for sustained shareholder value creation

Strong Adjusted Free Cash Flow ($mm)[1]



$115
$175
$290
HOS
HLX
Pro Forma

53%
Adj. FCF Conversion of Adj. EBITDA[5]

- Combined business benefits from increased scale, with a 96% increase in LTM Adjusted EBITDA relative to legacy Hornbeck
- Strong adjusted free cash flow conversion of 53% reflects a disciplined capital expenditures profile and supports balance sheet flexibility

Diversified End Markets[2]



Defense
8%
Renewables
& Other
20%
$1.9
Billion
Oilfield
72%

28%
Non-Oil and Gas End Markets

1.1 – 16.5 Yrs
Defense contract durations[6]

- Expanded exposure to defense, renewables, and subsea specialty services, reducing through-cycle earnings volatility
- Defense contracts underpinned by multi-year contracts
- Diverse portfolio of blue-chip customers supported by attractive contract economics

Well-Capitalized Balance Sheet

~$518mm
Pro forma cash position as of 2Q2026, net of estimated transaction-related costs

$238mm
Pro forma net debt[3]

0.4x
Pro forma Net debt[3] / LTM Adj. EBITDA[4]

~$618mm
Pro forma Liquidity[7] as of 2Q2026

- Leverage well inside the offshore services peer range
- Capacity to fund organic and acquisitive growth
- Strong capitalization and liquidity support strategic flexibility

Cash generation, diversification and conservative leverage provide a platform for growth

1. Adj. Free Cash Flow is a Non-GAAP metric that reflects LTM 2Q2026, see Appendix for reconciliation.
2. Reflects LTM pro forma revenue as of June 30, 2026.
3. As of June 30,2026, pro forma net leverage displayed includes impact of transaction-related fees and expenses.
4. LTM Adjusted EBITDA as of 2Q2026. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliation.
5. Reflects pro forma LTM 2Q2026 Adjusted free cash flow divided by pro forma LTM 2Q2026 Adjusted EBITDA. See Appendix for reconciliation.
6. Inception to date, inclusive of expected renewals.
7. Gives effect to retirement of existing HLX ABL facility and expansion of HOS RCF capacity to $125mm; $25mm of current borrowings under HOS RCF as of June 30, 2026.

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore
6

Three Core Segments with Integrated Service Capability

- Three operating segments create a diversified deepwater offshore services platform spanning marine transportation, subsea services and well intervention

Segment	Description	LTM Revenue as of 2Q2026
Marine Transportation & Specialty	Transportation of equipment, materials and supplies to offshore oilfield, renewables and defense customers; deepwater drilling, FPSO, subsea construction, IRM, offshore wind and defense support	$606mm
Subsea Services	Deepwater subsea construction, commissioning, IRM, field decommissioning, trenching and site clearance	$414mm
Well Intervention	Subsea well intervention focused on deepwater production maximization and well abandonment	$851mm
Total[(1)]		**$1,879mm**

Oil and Gas Customers

Beacon Offshore Energy, bp, Chevron, eni, Harbour Energy, equinor, Murphy Oil Corporation, OXY, BR Petrobras, repsol, Shell, subsea 7, TechnipFMC, Trident Energy, Woodside

Non-Oil and Gas Customers

Boskalis, Blue Origin, Dominion Energy, DEME, entergy, NKT, FEMA, Fugro, Ørsted, ThayerMahan, Saronic, SpaceX

Diverse base of world-class customers

Note: Displays pro forma reported segments snapshot, see Appendix for full detail.
1. Total displays LTM combined revenue from continued operations as of 2Q2026, inclusive of ~$8mm revenue generated outside the three core segments.

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore
7

Operating Segments Overview

- The merger creates a diversified deepwater offshore services platform organized across three operating segments, providing enhanced transparency into the primary drivers of revenue, utilization and profitability

Relevant Operating Statistics by Segment | 2Q2026 LTM

Marine Transportation & Specialty



Fleet / Asset Count	57 OSVs + 6 MPSVs
LTM Active Utilization	77.1%
LTM Average Dayrate for Active Vessels	$49,383
LTM Revenue As a % of Total[4]	$606mm 32%

Utilization × average dayrate × vessel days

Subsea Services



Fleet / Asset Count	9 MPSVs[1] + 5 Chartered Vessels 41 ROVs[2] + 6 Trenching Systems
LTM Active Utilization	68.4%
LTM Average Dayrate for Active Vessels	$106,722
LTM Revenue As a % of Total[4]	$414mm 22%

Utilization × average dayrate × vessel days

Well Intervention



Fleet / Asset Count[3]	7 Well Intervention Vessels 12 Subsea Systems
LTM Active Utilization	88.2%
LTM Average Dayrate for Active Vessels	$342,144
LTM Revenue As a % of Total[4]	$851mm 46%

Utilization × average dayrate × vessel days

Note: Fleet and asset counts per the June 2026 update.
1. Includes two newbuild MPSVs expected to deliver in 2027 and 2028.
2. Includes two work-class ROVs expected in service 3Q2026.
3. Fleet count and average utilization and dayrates for Well Intervention segment include the *HP1* production facility.
4. Percentages of total revenue calculated based on LTM combined revenue from continued operations as of 2Q2026, which includes ~$8mm revenue generated outside the three core segments.

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore

8

Diversified Service Offerings Across Various Deepwater End-Markets

2Q2026 LTM Combined Revenue Mix[1]

Oilfield Drilling
13%


$1.9
Billion

Oilfield Non-Drilling
59%

Non-Oil and Gas
28%

Integration of complementary service offerings increases customer relevance and creates unique cross-selling opportunities that drive growth and improve margins

Combined fleet of vessels and specialty equipment enables suite of combined services as a "one stop shop" for customers while enhancing profitability through asset optimization and scale

Oil & Gas	Non-Oil & Gas	
Drilling Support	Defense	• Operational logistics for submarine fleet • Submarine rescue, training & support • Long range acoustic survey support • Autonomous vessels
Oilfield Specialty	Renewable Energy	• Offshore wind farm survey & installation support • Turbine operation, maintenance and repair • Geophysical survey • Bubble curtain deployment; boulder and UXO removal
Well Intervention & Decommissioning	Aerospace + Telecom	• Rocket component landing and recovery platform • Vessel support for testing and retrieval • Fiber-optic cable trenching, installation and repair
Subsea Services / IRM	HADR	• Hurricane relief • Aircraft incident response • Vessel salvage operations • Environmental response

HornbeckOffshore.com © 2026 Hornbeck Offshore

1. Reflects LTM pro forma revenue as of June 30, 2026.

9

U.S. Defense Industry – Driving Non-Oil and Gas Growth

- Defense continues to grow as a share of revenue, providing longer-term contract visibility and reduced cyclicality underpinned by specialized fleet capabilities and long-held security clearances

Key Attributes of HOS Defense Operations

Long-term track record (20 years since original military vessel tender)	Trusted relationships with key military stakeholders	High-level security clearances for personnel and facilities	Robust and flexible fleet capable of diverse operations	History of providing creative solutions	ROVs complement vessel assets to provide integrated services to defense customers

HOS Defense Sector Support Functions




HOSMAX


HOSMAX

Submarine Support
- Submarine support training
- General logistical services/special missions

Stern-Landing Vessel
- Proof of concept design by HOS
- Transportation and landing of military mobile equipment for USMC

Vessel Support
- Vessel support for SBX sea-based, X-band radar system

Blocking Vessel
- Proof of concept design by HOS
- T-AGSE O&M contract
- Submarine security and resupply

Misc.
- SURTASS-E sonar system support and transportation

Defense Sector Revenue[1]


($mm)
$160
$120
$80
$40
--
$106
$116
$142
$146
2023
2024
2025
2Q2026 LTM

Hornbeck's excellent 20+ year relationship with the U.S. military extends beyond direct vessel services and includes participation in the U.S. Navy Mentor-Protégé Program, as well as a recently announced partnership with Saronic

HOS HornbeckOffshore.com I © 2026 Hornbeck Offshore

1. Reflects HOS standalone defense sector revenue since 2023.

10

New and Emerging Technologies

- Hornbeck actively pursues partnerships to develop cutting-edge technologies that expand growth opportunities and enhance existing vessel offerings

Hornbeck Technology Partnerships – Recent Announcements

Sea Machines Robotics – August 2026



- Sea Machines installed their drop-in SM300 autonomous command and control system on *HOS Resolution* in nine days in May 2026
- In August, the 257-foot HOS-owned vessel completed an 18-hour fully autonomous open-sea transit from Pearl Harbor to the Big Island of Hawaii
- Army proof-of-concept –autonomous resupply vessels are a key part of Army's strategy for sustaining Indo-Pacific operations

Deployable Energy – August 2026


DEPLOYABLE.

- Memorandum of Understanding signed August 2026 to collaborate on bringing Deployable Energy's Unity Nuclear Battery to Hornbeck vessels
- The Unity Nuclear Battery is a 1 MWe transportable, emissions-free microreactor with refueling intervals beyond five years
- Target of achieving at least a 20% reduction in total cost of ownership versus conventional marine diesel or grid-power alternatives
- Concurrently, Hornbeck has made a strategic investment in Deployable Energy

Saronic – January 2026



- Strategic partnership announced January 2026 to accelerate deployment of autonomous platforms, software and maritime solutions
- Pilot projects planned for Marauder, Saronic's 180-foot autonomous ship
- Evaluating autonomy across voyage planning, service delivery, fleet management and predictive maintenance
- Targets safer crew operations and scalable next-generation offshore services within existing safety and compliance standards

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore

Source: Company press releases.

11

Significant Revenue and Cost Synergy Opportunity

- Prioritizing business continuity while quickly capturing the most actionable synergy opportunities to improve utilization, expand margins, reduce costs and capture more value from customers

Expected Revenue Synergies

- Integrated service offerings
- Asset optimization
- Expanded portfolio of services to existing customers
- Increased exposure to growing defense market

Expected Cost Synergies

- Reduced reliance on third-party vessel charters
- G&A / Support cost rationalization
- Streamlined marine operations
- Scaled procurement

$75 million of Revenue and Cost Synergies Annually Expected within Three Years Following Close

Synergy Potential | Utilization and Margin Enhancements



Increase in Margin(1)
Incremental Utilization(2)
Incremental Adj. EBITDA ($mm)(3)
~$40
$25
$15
~$50
$30
$20
~$75
$45
$30
~$100
$60
$40

Increase in Margin:	1.8%	2.0%	2.5%	3.0%
Incremental Utilization:	0.8%	1.0%	1.5%	2.0%

Asset	H1 2026 Utilization
HOS MPSVs	58%
HOS OSVs	77%
HLX Well Intervention Vessels	87%
HLX ROVs	62%
HLX Robotics Vessels	74%

Note: Excludes impact of MPSV newbuilds, stacked fleet and any potential additional ROV purchases.
1. Assumes increases in EBITDA margin across the fleet.
2. Assumes 85% contribution margin for incremental utilization.
3. Adjusted EBITDA is a non-GAAP financial measure.

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore

12

Conservative Balance Sheet with Ample Liquidity and Strong Free Cash Flow

- Hornbeck's low leverage, strong liquidity, and disciplined capital allocation framework provide flexibility to fund growth, manage through cycles and support long-term shareholder value creation

Well-Capitalized with Flexible Balance Sheet

~$3.4bn
Market Capitalization

~$618mm
Liquidity(1)

0.4x
Net Debt(2) / LTM Adjusted EBITDA(3)

Strong Adjusted Free Cash Flow and Margins

$290mm
2Q2026 LTM Adjusted Free Cash Flow(4)

53%
2Q2026 LTM Adj. FCF Conversion of Adj. EBITDA(5)

Disciplined Strategic Growth and Capital Allocation Plan

1 Maintain asset base and execute on strategic priorities

- Maintain a solid asset base to ensure targeted returns and reinvest in existing business
- Pursue strategic growth opportunities when capital structure and return objectives are met
- Reactivate stacked vessels as market demands on accretive economic terms

2 Maintain a conservative capital structure and balance sheet with ample liquidity

- Target a capital structure that is sustainable through-cycle with a $<1.0x$ net leverage target
- Hold liquidity as necessary to protect against downturns or take advantage of opportunities
- Maintain leverage within the targeted through-cycle range

3 Fund high-return strategic growth and preserve optionality

- Prioritize reinvestment in core service offerings that meet targeted return thresholds
- Advance organic and acquisitive growth selectively while maintaining capital structure discipline

1. Gives effect to retirement of existing HLX ABL facility and expansion of HOS RCF capacity to $125mm; $25mm of current borrowings under HOS RCF as of June 30, 2026.
2. As of June 30, 2026, pro forma net leverage displayed includes impact of transaction-related fees and expenses; Net Debt is a non-GAAP financial measure, see Appendix for reconciliations.
3. LTM Adjusted EBITDA as of 2Q2026. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliation.
4. Adj. Free Cash Flow is a Non-GAAP metric that reflects LTM 2Q2026, see Appendix for reconciliation.
5. Reflects pro forma LTM 2Q2026 Adjusted free cash flow divided by pro forma LTM 2Q2026 Adjusted EBITDA. See Appendix for reconciliations.

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore

13

Embedded Organic Growth Opportunities

- Well-Positioned for Future Growth and Sustained Shareholder Value Supported by Increased Scale, Balance Sheet Strength and Robust Free Cash Flow Generation

Potential Growth Drivers


($mm)
4 Integrated services pull-through
3 Dayrate and utilization expansion
2 Stacked fleet reactivation
1 Two 400-class MPSV newbuilds
$551
$270
$281
HLX
HOS
2Q2026 LTM Adj. EBITDA(1)

Growth Driver Detail

1 Two 400-class MPSV newbuilds – Expected in 2027 & 2028

- Expected to be the largest Jones Act-qualified MPSVs in the industry on overall length and total lifting capacity; delivery expected in 2027

2 Stacked fleet reactivation - Available

- Mid-, High- and Ultra High-Spec OSVs held in the stacked fleet, reactivated selectively as contract cover supports the cost of return to service

3 Dayrate and utilization expansion – Market-Driven

- Potential increases in effective dayrates across the active vessel fleet, with well intervention dayrates supported by an improving offshore workover market

4 Integrated services pull-through - Commercial

- Single-counterparty offering across vessels, robotics, engineering, and intervention services expands wallet share with existing customers

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore

1. LTM Adjusted EBITDA as of 2Q2026. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliation.

14

Conclusions Hornbeck benefits from its integrated end-to-end deepwater service offerings, diverse customer base and end markets, and ▪ strong balance sheet flexibility Key Highlights Integrated offshore solutions for deepwater applications supported by specialty 1 vessels, subsea and well intervention capabilities increase customer relevance and drive revenue pull-through Diversified service offerings for a wide range of world-class customers across a 2 variety of end markets, driving cash flow stability and reducing through-cycle volatility Conservatively capitalized balance sheet with ample liquidity supporting future 3 growth and sustained shareholder value Meaningful near-term synergy opportunities for both cost and revenue via 4 integration of legacy Hornbeck and Helix businesses HornbeckOffshore.com | © 2026 Hornbeck Offshore 15

21 96 130 255 109 29 25 107 36 15 158 213 Appendix 160 43 147 78 167 46 70 120 134 150 96 125 HornbeckOffshore.com | © 2026 Hornbeck Offshore 16

Operating Segment Framework Active Fleet Utilization 92.4% 100.0% Marine Transportation 75.0% 73.7% 64.2% Subsea Services 50.0% 25.0% Well Intervention - 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Historical Utilization, Dayrate, and Vessel Count Metrics 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 HOS Marine Transportation (Active Fleet): Average number of active vessels 35.0 35.7 36.5 38.3 4 0.8 43.0 4 4.0 4 4.0 43.3 41.0 4 1.0 39.9 39.3 39.7 Utilization rate for active vessels 75.5% 81.2% 79.2% 70.9% 66.5% 71.4% 71.2% 58.2% 63.2% 82.4% 81.7% 73.9% 79.2% 73.7% Average dayrate for active vessels $ 40,123 $ 39,854 $ 43,625 $ 42,059 $ 42,268 $ 43,709 $ 44,154 $ 46,168 $ 45,579 $ 47,949 $ 47,593 $ 49,733 $ 4 9,589 $ 50,882 Effective dayrate for active vessels $ 30,307 $ 32,343 $ 34,536 $ 29,800 $ 2 8,123 $ 31,227 $ 31,420 $ 26,851 $ 28,786 $ 39,490 $ 38,860 $ 36,745 $ 39,250 $ 37,519 Hornbeck Offshore Subsea Services (Active Fleet): Average number of active vessels 1 0.6 12.0 12.6 12.2 12.0 13.0 13.0 12.5 1 1.0 13.2 13.3 12.9 12.4 13.0 Utilization rate for active vessels 68.3% 83.7% 81.3% 63.6% 53.1% 87.1% 81.5% 80.9% 46.7% 83.3% 79.7% 69.3% 59.2% 64.2% Average dayrate for active vessels $ 8 1,919 $ 87,230 $ 92,211 $ 88,023 $ 76,337 $ 97,302 $ 95,497 $ 108,615 $ 99,397 $ 108,948 $ 114,647 $ 104,186 $ 91,725 $ 1 12,348 Effective dayrate for active vessels $ 55,931 $ 73,016 $ 74,946 $ 5 6,000 $ 40,509 $ 84,771 $ 77,867 $ 87,838 $ 46,449 $ 90,701 $ 91,334 $ 72,231 $ 54,333 $ 7 2,178 Helix Well Intervention (Active Fleet): Average number of active vessels 8.0 8.0 8.0 8.0 8.0 8.0 8.0 8.0 7 .0 7 .0 7 .0 7 .0 8.0 8.0 Utilization rate for active vessels 82.1% 86.3% 93.5% 95.2% 91.4% 95.1% 97.3% 82.2% 81.4% 86.0% 90.1% 85.9% 84.4% 92.4% Average dayrate for active vessels $ 254,649 $ 253,748 $ 330,220 $ 303,982 $ 332,024 $ 328,106 $ 257,315 $ 3 90,300 $ 410,164 $ 305,224 $ 343,638 $ 336,455 $ 363,145 $ 326,545 Effective dayrate for active vessels $ 2 09,102 $ 2 19,067 $ 3 08,756 $ 2 89,361 $ 303,519 $ 312,080 $ 250,427 $ 320,672 $ 333,685 $ 2 62,555 $ 309,734 $ 288,881 $ 306,626 $ 301,601 Stacked Vessels: Average number of Marine Transport vessels 2 4.0 22.5 22.0 21.4 21.0 2 1.0 2 1.0 21.0 21.7 23.3 23.0 24.7 25.4 24.2 Average number of Subsea Services vessels - - - - - - - - - - - - - - Average number of Well Intervention vessels - - - - - - - - 1.0 1.0 1.0 1.0 - - Demonstrated organic growth expanding the fleet while maintaining strong utilization and dayrate performance HornbeckOffshore.com | © 2026 Hornbeck Offshore Source: Company provided historical vessel data. 17

A Complementary Deepwater Platform Offering Scale, Durability and Diversification Combination creates a differentiated offshore services provider enhancing scale, earnings resilience and end -market exposure ▪ (1) (2) 2Q2026 LTM Revenue 2Q2026 LTM Adjusted EBITDA $551 $1.9 HOS HOS HLX HLX 39% 51% 61% 49% Million Billion (1) (1) 2Q2026 LTM Revenue by End Market 2Q2026 LTM Revenue by Segment Defense Subsea Services 8% 22% $1.9 $1.9 Oilfield Well Intervention Renewables & 72% 46% Billion Billion Other Marine Transportation 20% & Specialty 32% Large fleet with bolstered leadership positions in core markets and segments Source: Company filings. 1. Reflects combined LTM Revenue as of 2Q2026. HornbeckOffshore.com | © 2026 Hornbeck Offshore 2. LTM Adjusted EBITDA as of 2Q2026. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for reconciliation. 18

Marine Transportation and Specialty

- Largest high-spec Jones Act fleet heading into a tightening supply market

57	6	57	24	$724mm
Total OSVs, incl. 22 ultra-deepwater-high-spec	Accommodation and specialty vessels	U.S. Jones Act-qualified vessels	Stacked vessels available	Contracted backlog As of 2Q2026[1]

PRO FORMA HORNBECK + HELIX STRENGTHS

- Strategic focus on U.S. Jones Act and other cabotage protected markets that limit foreign competition
- 87% of revenue outside oilfield drilling
- 20+ year U.S. military track record
- In-house engineering and 7,700 mT floating drydock

NEAR-TERM GROWTH OPPORTUNITIES

- Vessel orderbook declines in cabotage protected markets are creating a shortage of highly capable OSVs and MPSVs
- Hornbeck could further benefit from the earnings power of up to 24 stacked vessels, providing material upside beyond expected organic dayrate growth



HOS BAYOU

ULTRA HIGH-SPEC FLEET

Supply-constrained, cabotage-protected fleet with embedded growth for limited incremental capital

1. Hornbeck Marine Transportation and Specialty contracted backlog of $723.6mm as of July 28, 2026.

HornbeckOffshore.com | © 2026 Hornbeck Offshore
19

Subsea Services

- Equipment-led subsea earnings with increasing demand from oilfield, renewables and military customers

41	6	3	9	5	$483mm
Work-class ROVs[1]	Subsea trenching systems	IROV Boulder grabs	MPSVs, incl. two newbuilds in 2027 and 2028	Chartered ROV Vessels	Combined subsea services backlog as of 2Q2026[2]

PRO FORMA HORNBECK + HELIX STRENGTHS

- Active across five regions from the Gulf of America to Asia Pacific
- Combined fleet includes the highest number of vessels with 250+ ton cranes
- Complementary and modular assets allow combined services to be bid as one package
- Blue-chip customers such as Shell, Subsea 7 and Petrobras represent significant portion of backlog

NEAR-TERM GROWTH OPPORTUNITIES

- Two 400-class MPSV newbuilds expected to arrive 2027 and 2028
- Multi-year NKT and CNR North Sea cable work
- Strong trenching demand expected
- Significant investment in subsea capex supporting a strengthening offshore market


C06
HOSMAX
TRENCHING AND ROV SPREAD

Robust subsea earnings on a $483mm backlog of blue-chip work

Source: Company filings and presentations.
1. Includes two work-class ROVs expected in service 3Q2026.
2. Helix consolidated backlog for subsea services of ~$369.8mm as of June 30, 2026, and Hornbeck consolidated backlog for subsea services of ~$112.7mm as of July 28, 2026.

HornbeckOffshore.com | © 2026 Hornbeck Offshore
20

Well Intervention

- Regulation-driven P&A activity supports demand, regardless of commodity price environment

7	12	2,700+	$40-70bn	$755mm
Well intervention Vessels	Subsea intervention systems	GoA wells overdue for plugging[1]	Estimated GoA decommissioning cost[1]	Contracted backlog As of 2Q2026[2]

PRO FORMA HORNBECK + HELIX STRENGTHS

- Riserless capability undercuts rig-based P&A
- Full-field deepwater abandonment
- Gulf of America, North Sea, Brazil and Asia Pacific positions
- HOS tonnage supplies Helix campaigns
- Opex-funded work, decoupled from E&P capex

NEAR-TERM GROWTH OPPORTUNITIES

- Decommissioning represents about half of intervention revenue
- *Patriot* delivered Jan 2026; *Seawell* back online
- Integrated vessel-plus-system P&A tenders
- U.K. abandonment enforcement tightening in 2026


HOSMAX
SEMI-SUBMERSIBLE INTERVENTION VESSEL

A $40-70bn Gulf of America liability underwrites the intervention fleet for decades

Source: Company filings ,U.S. GAO Report GAO-24-106229 (January 2024).
1. GAO-24-106229: over 2,700 wells and 500 platforms in the Gulf of America were overdue for decommissioning as of June 2023; BOEM held ~$3.5bn in supplemental bonds against $40-70bn of estimated decommissioning cost.
2. Helix well intervention contracted backlog of $755.5mm as of June 30,2026; includes backlog associated with *HP1* production facility and Helix Fast Response System ("HFRS").

HOS HornbeckOffshore.com | © 2026 Hornbeck Offshore
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Hornbeck’s Industry-Leading Deepwater Fleet (1) (1) (1) 57 Vessel OSV Fleet 15 Vessel MPSV Fleet 7 Vessel Well Intervention Fleet Vessel Class Active / (Stacked) Vessel Class Active / (Stacked) Vessel Class Active / (Stacked) HOSFLEX 370 1/(1) HOSMPSV 430 2 Semi-Submersible 3 2 HOSMAX 320 HOSMPSV 400ES Riser-Based Mono-Hull 10 2 (2027 / 2028 Delivery) HOSMAX 310 4 HOSMPSV 310ES 2 Riserless-Based Mono-Hull 2 HOSMAX 300 HOSMPSV 310 6 1 (1) 5 Vessel Robotics Fleet Vessel Class Active / (Stacked) HOSMAX 280 10/(4) HOSMPSV FLOTEL 2 HLXMPSV 420 2 HOS 270 2 HOSCSOV WIND 1 AMPHIBIOUS HLXMPSV 320 1 HOS 265 1/(1) 1 LANDING VESSEL HLXMPSV 240 2 HOS 250 0/(3) HOSMPSV 250-265 2 (1) Other Vessels HOS 240 HOSMPSV 240 1/(13) 0/(2) Vessel Class Active / (Stacked) Production Facility 1 Note: Individual specifications can vary by vessel within a vessel class. HornbeckOffshore.com | © 2026 Hornbeck Offshore 1. As of August 19, 2026. 22

Hornbeck | Non-GAAP Reconciliation ($ in thousands, unaudited) Six Months Ended Twelve Months Ended December 31, June 30, 2026 June 30, 2025 June 30, 2026 2025 Reconciliation from Net Income to EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow: Net income $ 30,239 $ 74,733 $ 128,896 $ 173,390 Interest, net Interest expense 18,433 15,929 35,063 32,559 Interest income 1,896 2,345 6,069 6,518 Total interest, net 16,537 13,584 28,994 26,041 Income tax expense (benefit) 10,356 6,340 (6,966) (10,982) Depreciation expense 24,256 19,990 45,820 41,554 Amortization expense 28,107 18,965 52,957 43,815 EBITDA $ 109,495 $ 133,612 $ 249,701 $ 273,818 Loss on early extinguishment of debt - 67 - 67 Stock-based compensation expense 4,250 3,453 8,520 7,723 Interest income 1,896 2,345 6,069 6,518 Merger and integration costs 12,445 - 12,445 - Postponed offering costs 3,617 - 3,617 - Research and development expense 86 - 86 - Adjusted EBITDA $ 131,789 $ 139,477 $ 280,438 $ 288,126 Cash paid for deferred drydocking charges (44,516) (32,712) (75,725) (63,921) Cash paid for maintenance capital improvements (12,028) (10,511) (24,640) (23,123) Cash paid for non-vessel capital expenditures (484) (283) (8,565) (8,364) Cash paid for interest (21,487) (18,401) (42,951) (39,865) Cash paid for income taxes, net of refunds (9,220) (11,590) (13,546) (15,916) Adjusted Free Cash Flow $ 44,054 $ 65,980 $ 115,011 $ 136,937 HornbeckOffshore.com | © 2026 Hornbeck Offshore 23

Helix | Non-GAAP Reconciliation ($ in thousands, unaudited) Six Months Ended Twelve Months Ended December 31, June 30, 2026 June 30, 2025 June 30, 2026 2025 Reconciliation from Net Income to EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow (Continuing Operations): Net income from continuing operations $ 10,023 $ 6,322 $ 21,637 $ 17,936 Interest, net Interest expense 16,521 16,489 33,005 32,973 Interest income 6,740 4,276 11,555 9,091 Total interest, net 9,781 12,213 21,450 23,882 Income tax expense 6,209 1,335 17,179 12,305 Depreciation expense 58,159 58,131 116,409 116,381 Amortization expense 19,716 18,161 49,511 47,956 EBITDA from continuing operations $ 103,888 $ 96,162 $ 226,186 $ 218,460 Stock-based compensation expense 2,772 3,274 6,002 6,504 Interest income 6,740 4,276 11,555 9,091 Merger and integration costs 8,340 - 8,340 - Long-lived asset impairment - - 18,064 18,064 Adjusted EBITDA from continuing operations $ 121,740 $ 103,712 $ 270,147 $ 252,119 Cash paid for deferred drydocking charges (8,412) (30,571) (26,682) (48,841) Cash paid for maintenance capital improvements (9,988) (8,580) (15,740) (14,332) Cash paid for interest (15,405) (15,442) (30,807) (30,844) Cash paid for income taxes, net of refunds (13,294) (20,254) (22,272) (29,232) Adjusted Free Cash Flow from continuing operations $ 74,641 $ 28,865 $ 174,646 $ 128,870 HornbeckOffshore.com | © 2026 Hornbeck Offshore 24

Hornbeck Pro Forma | Credit Statistics and Reconciliation for Non-GAAP Debt Metrics ($ in thousands, unaudited) As of June 30, 2026 HOS HLX Adjs Combined Co Cash Balance $ 95,650 $ 652,234 $ (230,256) $ 517,628 Total Debt, per GAAP $ 451,550 $ 304,305 $ - $ 7 55,855 Original Issue Discount 5,264 816 - 6,080 Deferred Financing Costs 2,384 4,761 - 7,145 Total Debt $ 459,198 $ 309,882 $ - $ 7 69,080 Total Revolving Credit Facility 75,000 - 50,000 125,000 Amount Drawn (25,000) - - (25,000) Available Revolving Credit Facility $ 50,000 $ - $ 50,000 $ 1 00,000 LTM Adjusted EBITDA 280,438 270,147 - 550,585 GAAP Debt to Adj EBITDA 1.6x 1.1x 1.4x Gross Debt to Adj EBITDA 1.6x 1.1x 1.4x GAAP Net Debt to Adj EBITDA 1.3x (1.3x) 0.4x Gross Debt to Adj EBITDA 1.3x (1.3x) 0.5x Total Available Liquidity $ 1 45,650 $ 652,234 $ (180,256) $ 6 17,628 HornbeckOffshore.com | © 2026 Hornbeck Offshore 25

Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of present or historical fact included in this presentation are forward-looking statements. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the combined company’s expectations, hopes, beliefs, intentions or strategies regarding the combined company’s growth and stockholder value; the timeline and ability to realize anticipated benefits and expected synergies of the merger; and the combined company’s anticipated financial and operating performance, business strategy and growth opportunities. Forward-looking statements are based on current expectations and assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the combined company’s control, including, but not limited to, risks related to potential litigation relating to the merger, including the effects of any outcomes related thereto; the ability of the combined company to retain and hire key personnel, to retain customers or maintain relationships with Helix’s and Hornbeck’s respective suppliers and customers; the diversion of management’s time and attention from ordinary course of business operations to the integration of Helix’s and Hornbeck’s businesses and the ability to achieve the anticipated synergies and value creation contemplated by the merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger; legislative, regulatory and economic developments; potential business uncertainty following completion of the merger that could affect the combined company’s financial performance, business and management strategies, expansion and growth; actions by governments, regulatory authorities, customers, suppliers and partners; market conditions; demand for services; the performance of contracts by suppliers, customers and partners; operating hazards and delays, including delays in delivery, chartering or customer acceptance of assets or the terms of their acceptance; complexities of global political and economic developments; the impact of general economic conditions, including inflation, on economic activity and on the combined company’s operations; the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry; and other risks described from time to time in Helix’s and the combined company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. The forward-looking statements in this presentation are based upon information available to the combined company as of the date of this presentation and, while the combined company believes such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Actual outcomes may vary materially from those described in these statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Helix’s and the combined company’s filings with the SEC, including Helix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Helix’s subsequent Quarterly Reports on Form 10-Q and Helix’s Definitive Proxy Statement/Prospectus filed with the SEC on July 31, 2026. The combined company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements, other than as may be required by applicable law or regulation. Non-GAAP Financial Measures This presentation contains certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, EBITDA, Adjusted EBITDA, Adjusted Free Cash Flow and net debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the historical financial results of Helix and Hornbeck or the financial results of the combined company. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly titled measures used by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is included in the Appendix to this presentation. The combined company’s management believes the non-GAAP financial measures contained in this presentation provide useful information to management and investors regarding certain financial and business trends relating to the combined company’s financial condition and results of operations. However, these non-GAAP financial measures are subject to inherent uncertainty and reflect the exercise of judgments by the combined company’s management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the Appendix to this presentation for additional information about the items of expense and income that are included in determining the non-GAAP financial measures contained in this presentation and for a reconciliation of the non-GAAP financial measures contained in this presentation to the most directly comparable GAAP measure. For purposes of this presentation, the presentation of legacy Helix non-GAAP metrics has been aligned to Hornbeck’s historical calculation and presentation of such non-GAAP metrics and may therefore differ from Helix’s presentation of non-GAAP metrics elsewhere. HornbeckOffshore.com | © 2026 Hornbeck Offshore 26

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